EXHIBIT 99(g)

                                     CONSENT

         I, Dr. Daniel Sokoloff, hereby consent to being named as a person who will become a director of Republic Security Financial Corporation in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit.

                                                     /s/ DR. DANIEL SOKOLOFF
                                                     ---------------------------
                                                     Dr. Daniel Sokoloff

                                                     Date: AUGUST 21, 1998